SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2005

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 10, 2005, Flowers Foods, Inc. issued a press release updating its expectations with respect to sales and income from continuing operations for its fourth quarter and fiscal year ended January 1, 2005 and reaffirming guidance for fiscal year 2005. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press Release of Flowers Foods, Inc. dated January 10, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ Jimmy M. Woodward
	Name:	Jimmy M. Woodward
	Title:	Sr. Vice-President, Chief Financial Officer and Chief Accounting Officer

Date: January 10, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Flowers Foods, Inc. dated January 10, 2005